Exhibit 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                            FISCAL YEAR END EARNINGS
                            ------------------------
                      RESULTS INCLUDE NON-RECURRING CHARGE

     WEST ORANGE, NJ, July 30, 2003 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.8 billion holding company for New Jersey-based Penn Federal Savings Bank, announced earnings for the fourth quarter ended June 30, 2003. Adjusting for a non-recurring charge associated with the refinance of trust preferred securities, earnings for the June 2003 quarter would have been 48 cents per diluted share. Actual reported earnings for the current quarter, including the non-recurring charge, were 34 cents per diluted share. Earnings for the quarter ended June 30, 2002 were 50 cents per diluted share.

     As reported on June 2, 2003, PennFed Capital Trust III issued $30.0 million of floating rate trust preferred securities. Proceeds were used to substantially fund the redemption on June 3, 2003 of the $34.5 million of 8.90% cumulative trust preferred securities issued by PennFed Capital Trust I. As a result of the redemption, the Company recognized a non-recurring expense of approximately $1.5 million, or $0.14 per share, associated with the unamortized issuance costs related to the PennFed Capital Trust I trust preferred securities. The Company anticipates that this additional expense will be largely offset in the next fiscal year by the savings realized due to the reduced interest cost on PennFed Capital Trust III trust preferred securities as compared to the trust preferred securities of PennFed Capital Trust I.

                                     -more-

PennFed 4Q-2003
Page 2

     Joseph L. LaMonica, President and Chief Executive Officer of PennFed, commented that "The past year was a challenge for financial institutions, including PennFed. Significantly accelerated loan prepayments and net interest margin compression were the result of the low interest rate environment experienced throughout our fiscal year."

     For the year ended June 30, 2003, earnings adjusted for the previously mentioned non-recurring charge were $1.97 per diluted share, representing a 5% increase when compared to $1.88 reported for the prior fiscal year.

     Return on equity for the current fiscal year, adjusted for the non-recurring charge, was 12.36% compared to 12.59% for the prior fiscal year.

     Certain information provided in this press release excludes a non-recurring expense which management believes should be excluded in order to have a clear understanding of the Company's financial results. This item, which is included in the GAAP financial results but which is excluded from adjusted results, is described in the reconciliation tables following this press release.

     One- to four-family mortgage loan production for the current year was strong at $530 million. The one- to four-family mortgage portfolio declined during the year due to the effects of accelerated prepayments on loans as well as the sale of conforming, fixed rate, one- to four-family mortgage loans into the secondary market.

     As a result of the historically low interest rate levels and as a means of managing interest rate risk and long-term profitability, the Company continued to sell its conforming, fixed rate one- to four-family loan production. For the year ended June 30, 2003 PennFed sold approximately $155 million of conforming, fixed rate one- to four-family production, as part of its mortgage banking activities, recording $1.3 million of gains.

                                     -more-

PennFed 4Q-2003
Page 3

     Compared to June 30, 2002, total deposits showed a decline of $80 million, primarily reflecting the Company's reduced reliance on certificates of deposit as CDs declined $127 million. At June 30, 2003, core deposits (checking, money market and savings accounts) represented 48% of total deposits compared to 41% at June 30, 2002.

     Continued growth was experienced in service charges and other non-interest income and is attributable to loan activity and core deposit activity, as well as earnings from the Investment Services at Penn Federal program. Service charge income increased by 77% in fiscal 2003 over the prior fiscal year.

     After adjusting for the non-recurring charge, the Company's non-interest expense ratio remained strong at 1.50% for fiscal 2003 compared to 1.53% for fiscal 2002.

     Asset quality remained strong. Non-performing assets of $1.7 million represented 0.09% of total assets at June 30, 2003.

     During fiscal 2003, the Company repurchased 600,000 shares of its outstanding stock at prices ranging from $25.35 to $28.30, for a total cost of $16.1 million. PennFed continues to employ stock repurchases as a means of utilizing capital.

     PennFed stockholders of record as of August 15, 2003 will be paid a cash dividend of $0.10 per share on August 29, 2003. The Company's dividend policy will continue to be reviewed on a regular basis.

     Penn Federal Savings Bank maintains 21 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements

                                     -more-

PennFed 4Q-2003
Page 4

are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                   June 30,            March 31,             June 30,
                                                                     2003                 2003                 2002
                                                               -----------------    -----------------    -----------------

Selected Financial Condition Data:
     Cash and cash equivalents                                       $   83,046           $   90,714           $   37,189
     Investments, net and FHLB stock                                    369,462              286,057              209,441
     Mortgage-backed securities, net                                     93,632              106,017              169,689
     Loans held for sale                                                 11,496               14,443                1,592
     Loans receivable:
          One- to four-family mortgage loans                            935,064            1,021,697            1,170,553
          Commercial and multi-family real estate loans                 165,905              162,911              144,585
          Consumer loans                                                116,658              110,014              120,866
          Allowance for loan losses                                     (6,284)              (6,314)              (5,821)
          Other, net                                                      6,079                6,887                9,485
                                                               -----------------    -----------------    -----------------
     Loans receivable, net                                            1,217,422            1,295,195            1,439,668

     Goodwill and other intangible assets                                 3,176                3,636                5,043
     Other assets                                                        34,218               32,841               29,805
                                                               -----------------    -----------------    -----------------
     Total assets                                                    $1,812,452           $ 1,828,903          $ 1,892,427
                                                               =================    =================    =================

     Deposits:
          Checking and money market                                  $  172,898           $  172,340           $  168,994
          Savings                                                       355,118              347,204              311,740
          Certificates of deposit and accrued interest                  566,650              586,492              693,773
                                                               -----------------    -----------------    -----------------
     Total deposits                                                   1,094,666            1,106,036            1,174,507

     FHLB advances                                                      504,465              504,465              504,465
     Other borrowings                                                    26,644               26,456               23,314
     Other liabilities                                                   28,216               28,994               26,843
     Preferred securities of Trust, net                                  41,626               44,594               44,537
     Stockholders' equity                                               116,835 (a)          118,358              118,761
                                                               -----------------    -----------------    -----------------
     Total liabilities and stockholders' equity                      $1,812,452           $1,828,903           $1,892,427
                                                               =================    =================    =================

     Book value per share  (b)                                       $    17.41           $    17.36           $    16.73
     Tangible book value per share  (b)                              $    16.94           $    16.82           $    16.02

     Equity to assets                                                     6.45%                6.47%                6.28%
     Tangible equity to tangible assets                                   6.28%                6.29%                6.03%

Asset Quality Data:
     Non-performing loans                                            $    1,682           $    1,752           $    3,275
     Real estate owned, net                                                  28                   28                   28
                                                               -----------------    -----------------    -----------------
     Total non-performing assets                                     $    1,710           $    1,780           $    3,303
                                                               =================    =================    =================

     Non-performing loans to total loans                                  0.14%                0.13%                0.23%
     Non-performing assets to total assets                                0.09%                0.10%                0.17%
     Allowance for loan losses to non-performing loans                  373.60%              360.39%              177.74%
     Allowance for loan losses to total gross loans                       0.51%                0.48%                0.40%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                         8.73%                8.94%                8.37%
     Core capital ratio (requirement - 4.00%)                             8.73%                8.94%                8.37%
     Risk-based capital ratio (requirement - 8.00%)                      17.21%               17.29%               15.93%

     (a) Common shares outstanding as of June 30, 2003 totaled 6,838,029 shares.
     (b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                                For the three months ended               For the year ended
                                                                        June 30,                             June 30,
                                                               ---------------------------          ---------------------------
                                                                 2003              2002                2003             2002
                                                               ----------       ----------          ----------       ----------
Selected Operating Data:
   Interest and dividend income                                $   24,433       $   30,083          $  106,371       $  121,339
   Interest expense                                                14,548           17,338              62,956           72,862
                                                               ----------       ----------          ----------       ----------
        Net interest and dividend income                            9,885           12,745              43,415           48,477
   Provision for loan losses                                            0              400                 525            1,625
                                                               ----------       ----------          ----------       ----------
   Net interest and dividend income
        after provision for loan losses                             9,885           12,345              42,890           46,852
   Non-interest income:
        Service charges                                             1,585              787               5,232            2,961
        Net gain from real estate operations                            0              145                   3               87
        Net gain on sales of loans                                    571               85               1,863              194
        Other                                                         261              298                 973              975
                                                               ----------       ----------          ----------       ----------
        Total non-interest income                                   2,417            1,315               8,071            4,217
   Non-interest expenses:
        Compensation & employee benefits                            3,302            3,579              13,454           13,203
        Net occupancy expense                                         384              400               1,692            1,603
        Equipment                                                     514              669               2,085            2,318
        Advertising                                                    56              123                 210              484
        Amortization of intangibles                                   459              478               1,866            1,940
        Federal deposit insurance premium                              45               49                 192              203
        Preferred securities expense                                2,362            1,092               5,638            4,368
        Other                                                       1,045            1,259               3,983            4,331
                                                               ----------       ----------          ----------       ----------
        Total non-interest expenses                                 8,167            7,649              29,120           28,450
                                                               ----------       ----------          ----------       ----------
   Income before income taxes                                       4,135            6,011              21,841           22,619
   Income tax expense                                               1,621            2,156               8,107            8,036
                                                               ----------       ----------          ----------       ----------
   Net income                                                  $    2,514       $    3,855          $   13,734       $   14,583
                                                               ==========       ==========          ==========       ==========

   Weighted avg. no. of diluted common shares (c)               7,290,877        7,690,323           7,485,781        7,768,422
   Diluted earnings per common share (c)                       $     0.34       $     0.50          $     1.83       $     1.88

   Return on average common equity                                  8.54%           13.09%              11.53%           12.59%

   Return on average assets                                         0.56%            0.83%               0.75%            0.79%

   Average earning assets                                      $1,741,302       $1,818,033          $1,777,397       $1,805,534


   Yield on average interest-earning assets                         5.61%            6.62%               5.98%            6.72%
   Cost of average interest-bearing liabilities                     3.55%            4.10%               3.79%            4.35%
                                                               ----------       ----------          ----------       ----------
   Net interest rate spread                                         2.06%            2.52%               2.19%            2.37%
                                                               ==========       ==========          ==========       ==========

   Net interest margin                                              2.28%            2.81%               2.44%            2.68%

   Non-interest exp. as a % of avg. assets                          1.81%            1.64%               1.58%            1.53%
   Efficiency ratio                                                62.66%           51.53%              52.94%           50.39%

   Loan originations and purchases:
        One- to four-family mortgage loans                      $ 113,411       $  132,525          $  529,545       $  529,311
        Commercial and multi-family real estate loans              11,039           17,063              49,049           64,131
        Consumer loans                                             32,842           20,634              89,775           86,370
                                                               ----------       ----------          ----------       ----------
        Total loan originations and purchases                   $ 157,292       $  170,222          $  668,369       $  679,812
                                                               ==========       ==========          ==========       ==========

     (c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


           CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGE
           -----------------------------------------------------------

                                                 For the three months ended          For the year ended
                                                           June 30,                       June 30,
                                                 ---------------------------    ---------------------------
                                                     2003            2002          2003            2002
                                                 -----------     -----------    -----------     -----------

Reported net income                              $     2,514     $     3,855    $    13,734     $    14,583

Non-recurring charges:
     Accelerated amortization on PennFed
      Capital Trust I issuance costs                   1,514               0          1,514               0
     Tax effect                                         (530)              0           (530)              0
                                                 -----------     -----------    -----------     -----------
     Non-recurring charges, net of taxes                 984               0            984               0

                                                 -----------     -----------    -----------     -----------
"Adjusted" net income                            $     3,498     $     3,855    $    14,718     $    14,583
                                                 ===========     ===========    ===========     ===========

Weighted avg. no. of diluted common shares (d)     7,290,877       7,690,323      7,485,781       7,768,422
Diluted earnings per common share (d)            $      0.48     $      0.50    $      1.97     $      1.88

Return on average common equity                        11.89%          13.09%         12.36%          12.59%

Return on average assets                                0.78%           0.83%          0.80%           0.79%

Non-interest exp. as a % of avg. assets                 1.47%           1.64%          1.50%           1.53%
Efficiency ratio                                       50.35%          51.53%         50.00%          50.39%

     (d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                           For the three months ended
                                                      --------------------------------------------------------------------
                                                          Jun. 30,      Mar. 31,      Dec. 31,      Sep. 30,     Jun. 30,
                                                            2003          2003          2002          2002         2002
                                                        ----------    ----------    ----------    ----------    ----------
Selected Operating Data:
   Interest and dividend income                         $   24,433    $   25,576    $   27,361    $   29,001    $   30,083
   Interest expense                                         14,548        14,787        16,410        17,211        17,338
                                                        ----------    ----------    ----------    ----------    ----------
        Net interest and dividend income                     9,885        10,789        10,951        11,790        12,745
   Provision for loan losses                                     0           100           200           225           400
                                                        ----------    ----------    ----------    ----------    ----------
   Net interest and dividend income
        after provision for loan losses                      9,885        10,689        10,751        11,565        12,345
   Non-interest income:
        Service charges                                      1,585         1,294         1,230         1,123           787
        Net gain from real estate operations                     0             1             0             2           145
        Net gain on sales of loans                             571           498           563           231            85
        Other                                                  261           220           266           226           298
                                                        ----------    ----------    ----------    ----------    ----------
        Total non-interest income                            2,417         2,013         2,059         1,582         1,315
   Non-interest expenses:
        Compensation & employee benefits                     3,302         3,358         3,313         3,481         3,579
        Net occupancy expense                                  384           498           407           403           400
        Equipment                                              514           544           510           517           669
        Advertising                                             56            36            31            87           123
        Amortization of intangibles                            459           465           468           474           478
        Federal deposit insurance premium                       45            49            50            48            49
        Preferred securities expense                         2,362         1,092         1,092         1,092         1,092
        Other                                                1,045           982           941         1,015         1,259
                                                        ----------    ----------    ----------    ----------    ----------
        Total non-interest expenses                          8,167         7,024         6,812         7,117         7,649
                                                        ----------    ----------    ----------    ----------    ----------
   Income before income taxes                                4,135         5,678         5,998         6,030         6,011
   Income tax expense                                        1,621         2,106         2,174         2,206         2,156
                                                        ----------    ----------    ----------    ----------    ----------
   Net income                                           $    2,514    $    3,572    $    3,824    $    3,824    $    3,855
                                                        ==========    ==========    ==========    ==========    ==========

   Weighted avg. no. of diluted common shares (g)        7,290,877     7,464,791     7,526,698     7,655,481     7,690,323
   Diluted earnings per common share (g)                $     0.34    $     0.48    $     0.51    $     0.50    $     0.50

   Return on average common equity                            8.54%        11.89%        12.84%        12.81%        13.09%

   Return on average assets                                   0.56%         0.79%         0.82%         0.81%         0.83%

   Average earning assets                               $1,741,302    $1,754,724    $1,791,775    $ 1,821,783    $1,818,033

   Yield on average interest-earning assets                   5.61%         5.85%         6.08%         6.34%         6.62%
   Cost of average interest-bearing liabilities               3.55%         3.64%         3.86%         4.01%         4.10%
                                                        ----------    ----------    ----------    ----------    ----------
   Net interest rate spread                                   2.06%         2.21%         2.22%         2.33%         2.52%
                                                        ==========    ==========    ==========    ==========    ==========

   Net interest margin                                        2.28%         2.45%         2.47%         2.62%         2.81%

   Non-interest exp. as a % of avg. assets                    1.81%         1.55%         1.46%         1.51%         1.64%
   Efficiency ratio                                          62.66%        51.24%        48.76%        49.69%        51.53%

   Loan originations and purchases:
        One- to four-family mortgage loans              $  113,411    $  154,118    $  172,637    $   89,379    $  132,525
        Commercial and multi-family real estate loans       11,039         9,196         8,986        19,828        17,063
        Consumer loans                                      32,842        19,939        18,807        18,187        20,634
                                                        ----------    ----------    ----------    ----------    ----------
        Total loan originations and purchases           $  157,292    $  183,253    $  200,430    $  127,394    $  170,222
                                                        ==========    ==========    ==========    ==========    ==========

     (e) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


           CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGE
           -----------------------------------------------------------

                                                                          For the three months ended
                                                     ------------------------------------------------------------------------
                                                       Jun. 30,        Mar. 31,       Dec. 31,       Sep. 30,       Jun. 30,
                                                         2003            2003          2002            2002           2002
                                                     -----------     -----------    -----------    -----------    -----------

    Reported net income                              $     2,514     $     3,572    $     3,824    $     3,824    $     3,855

    Non-recurring charges:
         Accelerated amortization on PennFed
           Capital Trust I issuance costs                  1,514               0              0              0              0
         Tax effect                                         (530)              0              0              0              0
                                                     -----------     -----------    -----------    -----------    -----------
         Non-recurring charges, net of taxes                 984               0              0              0              0

                                                     -----------     -----------    -----------    -----------    -----------
    "Adjusted" net income                            $     3,498     $     3,572    $     3,824    $     3,824    $     3,855
                                                     ===========     ===========    ===========    ===========    ===========

    Weighted avg. no. of diluted common shares (f)     7,290,877       7,464,791      7,526,698      7,655,481      7,690,323
    Diluted earnings per common share (f)            $      0.48     $      0.48    $      0.51    $      0.50    $      0.50

    Return on average common equity                        11.89%          11.89%         12.84%         12.81%         13.09%

    Return on average assets                                0.78%           0.79%          0.82%          0.81%          0.83%

    Non-interest exp. as a % of avg. assets                 1.47%           1.55%          1.46%          1.51%          1.64%
    Efficiency ratio                                       50.35%          51.24%         48.76%         49.69%         51.53%


     (f) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.